SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K





         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




    Date of Report (date of event reported):  March 19, 1998



                HEADWAY CORPORATE RESOURCES, INC.
     (Exact name of registrant as specified in its charter)


                 Commission File Number: 0-23170

               DELAWARE                        75-2134871
   (State or other jurisdiction of          (I.R.S. Employer
    incorporation or organization)         Identification No.)


     850 Third Avenue, 11th Floor
             New York, NY                         10022
   (Address of principal executive             (Zip Code)
               offices)


         Registrant's Telephone Number:  (212) 508-3560


                         NOT APPLICABLE
      (Former name, former address and former fiscal year,
                  if changed since last report)

          ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 19, 1998, Headway Corporate Resources, Inc. ("Company"), completed debt and equity financing totaling $105,000,000. The financing includes a $75,000,000 syndicated senior credit facility, $10,000,000 of senior subordinated notes, and $20,000,000 of Series F Convertible Preferred Stock. NationsBank N.A. acted as agent for the senior credit facility, and NationsBanc Montgomery Securities, LLC, acted as placement agent for the senior subordinated notes and Series F Convertible Preferred Stock. With the new financing the Company retired its credit facility with ING (U.S.) Capital Corporation, made the acquisitions described below, and will use the remaining availability for additional acquisitions and general corporate purposes.

On March 23, 1998, the Company acquired directly and through its subsidiaries three businesses in three separate transactions.
The Company acquired substantially all of the assets of Cheney Associates and Cheney Consulting Group of New Haven, Connecticut, for approximately $3,772,000 paid at closing, plus an earnout for certain periods through the end of 2000 equal to a percentage of the earnings for those periods before interest taxes and amortization attributable to the assets acquired. The Company also acquired substantially all of the assets of the Southern Virginia offices of Select Staffing Services, Inc., based in McLean, Virginia, for approximately $2,993,000 paid at closing, plus an earnout for certain periods through the end of March 2001, equal to a percentage of the earnings for those periods before interest taxes and amortization attributable to the assets acquired. The Company acquired all of the outstanding capital stock of Shore Resources, Incorporated, of Los Angeles, California, for approximately $5,051,000 paid at closing, plus an earnout for certain periods through the end of March 2001, equal to a percentage of the earnings for those periods before interest taxes and amortization attributable to the assets acquired.

The purchase price was determined through arms-length negotiations between the Company and each of the acquired businesses. The acquired businesses were owned by one person in two cases and two persons in the remaining case, from whom the Company acquired the assets and capital stock. None of the sellers was affiliated or associated with the Company or its affiliates prior to the acquisitions.

           ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:  none required.

(b)  Pro Forma Financial Information:  none required.

(c) Exhibits. Included in this report are the following exhibits.

Exhibit     SEC Ref.    Title of Document                             Page
   No.        No.
    1         (2)      Asset Purchase Agreement dated March 23,       E-1
                         1998 for Cheney Associates, L.L.C.

    2         (2)      Asset Purchase Agreement dated March 23,      E-31
                         1998, Select Staffing Services, Inc.

    3         (2)      Stock Purchase Agreement dated March 23,      E-58
                         1998 for Shore Resources, Incorporated

    4         (4)      Series F Preferred Stock Designation          E-85

    5         (4)      Bylaw Amendments                             E-113

    6         (4)      Securities Purchase Agreement                E-116
                         dated March 19, 1998

    7         (4)      Registration Rights Agreement                E-164
                         dated March 19, 1998

    8         (4)      Indenture dated March 19, 1998               E-183

    9         (4)      Form of Senior Subordinated Note             E-271

   10         (4)      Guaranty Agreement dated March 19, 1998      E-282

   11         (4)      Credit Agreement dated March 19, 1998        E-291
                         including Exhibit A - Commitment
                         Percentage, and Exhibit F - Form of
                         Revolving Note

   12         (4)      Guaranty Agreement dated March 19, 1998      E-393

   13         (4)      Security Agreement dated March 19, 1998      E-402

   14         (4)      Pledge Agreement dated March 19, 1998        E-423

   15         (4)      LC Account Agreement dated March 19, 1998    E-435

   16         (4)      Intellectual Property Security Agreement     E-445
                         dated March 19, 1998


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEADWAY CORPORATE RESOURCES, INC.

DATED:  April 3, 1998         By: /s/ Barry Roseman
                              President